UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): October 31, 2025 (October 31, 2025)

ONEMAIN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36129	27-3379612
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

601 N.W. Second Street, Evansville, IN 47708
(Address of principal executive offices) (Zip code)
(812) 424-8031
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OMF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.
On October 31, 2025, OneMain Holdings, Inc. (the “Company”) issued a press release announcing the Company’s results for its fiscal quarter ended September 30, 2025. A copy of the Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference in its entirety.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, unless expressly set forth as being incorporated by reference into such filing.

Item 7.01	Regulation FD Disclosure.
On October 31, 2025, the Company issued a press release announcing that the Company declared a dividend of $1.05 per share, a 1% increase from the prior quarterly dividend of $1.04 per share, payable on November 14, 2025 to record holders of our common stock as of the close of business on November 10, 2025. A copy of the Company’s press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The information in the press release is being furnished, not filed, pursuant to this Item 7.01. Accordingly, the information in the press release will not be incorporated by reference into any registration statement filed by the Company under the Securities Act unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this Current Report with respect to the press release is not intended to, and does not, constitute a determination or admission by the Company that the information in this Current Report with respect to the press release is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 8.01	Other Events
On October 23, 2025 the Board of Directors of the Company authorized a stock repurchase program that replaced and superseded the Company's previous stock repurchase program, pursuant to which the Company may repurchase up to $1.0 billion of the Company’s outstanding shares of common stock, exclusive of any fees, commissions and other expenses related to such repurchases, from time to time. The authorization will expire on December 31, 2028. Shares may be repurchased under the program through open market purchases, block trades and/or privately negotiated transactions (including accelerated share repurchase transactions), related derivative transactions or pursuant to Rule 10b5-1 trading plans.

The extent to which the Company repurchases shares of its common stock, and the timing of such repurchases, will depend upon a variety of factors, including market conditions, regulatory requirements and other corporate considerations, as determined by the Company’s management. The stock repurchase program may be suspended or discontinued at any time.

Item 9.01	Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit Number	Description
99.1	Press Release issued October 31, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEMAIN HOLDINGS, INC.
(Registrant)

Date:	October 31, 2025	By:	/s/ Jeannette E. Osterhout
Jeannette E. Osterhout
Executive Vice President and Chief Financial Officer